MERRILL LYNCH
GLOBAL
TECHNOLOGY
FUND, INC.




FUND LOGO




Annual Report

March 31, 2000




This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Roscoe Sudarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Paul G. Meeks, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch Global Technology Fund, Inc. have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.



Merrill Lynch Global Technology Fund, Inc., March 31, 2000



DEAR SHAREHOLDER

Fiscal Year in Review
For the fiscal year ended March 31, 2000, Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +119.4%, +117.2%, +117.2% and +118.9%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.) To put technology stocks' outperformance in perspective, the unmanaged Standard & Poor's 500 Index had a total return of +17.9% and the Dow Jones Industrial Average was up 13.4% for the same period. However, the Fund slightly underperformed the average of the 103 funds that comprise the Lipper Science and Technology group and the Merrill Lynch 100 Technology Index (MLO), an unmanaged benchmark of the world's top technology companies.

We believe the Fund's underperformance relative to the Lipper Science and Technology group and the MLO is because of the effects that the pure Internet portfolios can have on those measures of performance. We believe these Internet funds may be better served if they were put into their own category. We are seeking possible benchmark alternatives that better match our investment style. However, for now we will continue to measure our performance against the MLO, which is publicly available on a daily basis as compared to the less timely information found for our Fund's competitors. Our strategy for Merrill Lynch Global Technology Fund, Inc. is to offer investors a core, well diversified (by industry and stock) grouping of technology leaders that we hope to hold for years.

On an industry basis, we posted the strongest relative gains relative to the MLO in computer systems (through superior stock selection) and technology services (by underweighting this weak industry). We lagged most with our holdings in telecommunications (through poor security selection) and by maintaining an average cash position of 3.2% of net assets during a raging bull market. A cash level that low indicates that we were about as bullish as we practically could be with a multi-billion dollar fund. The average equity fund in the United States had a 4% cash position on March 31, 2000.

Portfolio Matters
The six months ended March 31, 2000 was a strong period for technology investors. Merrill Lynch Global Technology Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +82.3%, +81.4%, +81.4% and +82.1%, respectively. During the six-
month period, the Fund benefited the most from superior stock selection in computer systems and an underweighting of the weak technology services industry. Fund performance was hindered by poor security selection in the telecommunications sector and because we maintained a relatively high average cash position of 6.7%.

On a stock basis, our five biggest contributors during the six-month period were VERITAS Software Corporation (software); Xilinx, Inc. (semiconductors); JDS Uniphase Corporation (telecommunications equipment); Flextronics International Ltd. (contract manufacturers); and Network Appliance, Inc. (peripherals). Our positions in Unisys Corp. (information technology services); Internet Capital Group, Inc. (Internet); Synopsys, Inc. (electric design automation); Lucent Technologies, Inc. (telecommunications equipment); and Galileo International (medical technology) hurt performance the most. We currently only retain our position in Internet Capital Group.

During the second half of the six-month period, we restructured the Fund to emphasize technology's new leaders. We invested at least $40 million in VoiceStream Wireless Corporation (telecommunications); Conexant Systems, Inc. (semiconductors); Safeguard Scientifics, Inc. (diversified technology); and Yahoo! Inc. (Internet). We divested several former technology leaders that we believe have lost a step. They included Lucent Technologies, Inc. (telecommunications equipment); Synopsys, Inc. (electric design automation); MCI WorldCom Inc. (telecommunications); BMC Software, Inc. (software); and DST Systems, Inc. (information technology services). The first four companies showed an unacceptable deterioration in fundamentals. DST Systems no longer met our more aggressive growth criterion.

The strong results experienced by technology investors masked a sudden and unexpected drop in the period's last few days. We believe that the NASDAQ correction was triggered by negative comments about equities and technology stocks made by a noted investment strategist. While valuations of most technology stocks have become stretched and the Fund has performed exceedingly well in the almost two years since its June 1998 inception, we continue to be bullish on the prospects for the technology market for both 2000 and the long term. In our opinion, the negative comments were a market valuation judgment and not indicative of any deterioration in our sector's fundamentals. We believe this will be a pause that refreshes, and that because fundamentals are strong in the technology sector, technology stocks will outperform the broader market again in 2000.

As of March 31, 2000, the Fund was invested in 13 industries with the largest exposures in the Internet, semiconductors, software and telecommunications equipment industries. We believe that these groups will continue to be the greatest beneficiaries of the "New Economy."

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager



May 9, 2000



Merrill Lynch Global Technology Fund, Inc., March 31, 2000


PERFORMANCE DATA

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


About Fund
Performance


Total Return
Based on a $10,000
Investment


A line graph depicting the growth of ML Global Technology Fund, Inc.'s Class A Shares and Class B Shares compared to growth of the S&P 500 Index. Beginning and ending values are:

                                        6/26/98**          3/00

ML Global Technology Fund, Inc.++--
Class A Shares*                         $ 9,600           $28,245
ML Global Technology Fund, Inc.++--
Class B Shares*                         $10,000           $28,980
S&P 500 Index++++                       $10,000           $13,534


A line graph depicting the growth of ML Global Technology Fund, Inc.'s Class C Shares and Class D Shares compared to growth of the S&P 500 Index. Beginning and ending values are:

                                        6/26/98**          3/00

ML Global Technology Fund, Inc.++--
Class C Shares*                         $10,000           $29,280
ML Global Technology Fund, Inc.++--
Class D Shares*                         $ 9,600           $28,122
S&P 500 Index++++                       $10,000           $13,534

   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++MLGlobal Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.
++++This unmanaged broad-based Index is comprised of common stocks.


Past performance is not predictive of future results.


Average Annual
Total Return


                                    % Return Without  % Return With
Class A Shares*                       Sales Charge     Sales Charge**

Year Ended 3/31/00                       +119.35%       +107.84%
Inception (6/26/98) through 3/31/00      + 85.72        + 80.13

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/00                       +117.21%       +113.21%
Inception (6/26/98) through 3/31/00      + 83.84        + 82.77

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/00                       +117.21%       +116.21%
Inception (6/26/98) through 3/31/00      + 83.84        + 83.84

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
Class D Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/00                       +118.88%       +107.39%
Inception (6/26/98) through 3/31/00      + 85.26        + 79.68

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Global Technology Fund, Inc., March 31, 2000


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                       6 Month            12 Month        Since Inception
As of March 31, 2000                                 Total Return       Total Return        Total Return
ML Global Technology Fund, Inc. Class A Shares          +82.32%           +119.35%            +198.10%
ML Global Technology Fund, Inc. Class B Shares          +81.41            +117.21             +192.80
ML Global Technology Fund, Inc. Class C Shares          +81.41            +117.21             +192.80
ML Global Technology Fund, Inc. Class D Shares          +82.09            +118.88             +196.80

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/26/98.


PORTFOLIO INFORMATION

As of March 31, 2000

Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

PMC--Sierra, Inc.                            3.3%
Flextronics International Ltd.               3.3
VERITAS Software Corporation                 3.1
Inktomi Corporation                          2.6
Cisco Systems, Inc.                          2.6
JDS Uniphase Corporation                     2.6
EMC Corporation                              2.4
Yahoo! Inc.                                  2.3
Applied Materials, Inc.                      2.3
Nokia Oyj 'A' (ADR)                          2.2


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Semiconductors                              19.6%
Internet                                    14.9
Software                                    14.1
Telecommunications Equipment                10.9
Contract Manufacturers                       8.1
Semiconductor Capital Equipment              6.0
Peripherals                                  5.2
Telecommunications                           4.7
Computer Systems                             3.6
Data Communications                          3.1


SCHEDULE OF INVESTMENTS                                                                                        (in US Dollars)
                                    Shares                                                                          Percent of
COUNTRY      Industries              Held                        Stocks                                    Value    Net Assets
Canada       Contract                904,600  ++Celestica Inc.                                        $   48,000,338    1.2%
             Manufacturers

             Telecommunications      424,000    Nortel Networks Corporation                               53,424,000    1.3
             Equipment
                                                Total Investments in Canada                              101,424,338    2.5


Finland      Telecommunications      408,200    Nokia Oyj 'A' (ADR)*                                      88,681,450    2.2
             Equipment
                                                Total Investments in Finland                              88,681,450    2.2


France       Semiconductors          207,400  ++STMicroelectronics NV (NY Registered Shares)              38,822,688    1.0

                                                Total Investments in France                               38,822,688    1.0


Singapore    Contract              1,878,400  ++Flextronics International Ltd.                           132,192,400    3.3
             Manufacturers
                                                Total Investments in Singapore                           132,192,400    3.3


Taiwan       Semiconductors          606,941  ++Taiwan Semiconductor Manufacturing
                                                Company Ltd. (ADR)*                                       34,595,637    0.9

                                                Total Investments in Taiwan                               34,595,637    0.9


United       Computer Systems        770,000  ++EMC Corporation                                           96,250,000    2.4
States                               532,300  ++Sun Microsystems, Inc.                                    49,869,856    1.2
                                                                                                      --------------  ------
                                                                                                         146,119,856    3.6

             Contract              1,108,000  ++Jabil Circuit, Inc.                                       47,921,000    1.2
             Manufacturers           766,600  ++Sanmina Corporation                                       51,793,412    1.3
                                   1,070,000  ++Solectron Corporation                                     42,866,875    1.1
                                                                                                      --------------  ------
                                                                                                         142,581,287    3.6

             Data                  1,347,000  ++Cisco Systems, Inc.                                      104,139,938    2.6
             Communications           85,000  ++Juniper Networks, Inc.                                    22,386,875    0.5
                                                                                                      --------------  ------
                                                                                                         126,526,813    3.1

             Diversified             100,000    Corning Incorporated                                      19,400,000    0.5
             Technology              494,300  ++Safeguard Scientifics, Inc.                               34,755,469    0.9
                                                                                                      --------------  ------
                                                                                                          54,155,469    1.4

             Internet                924,400  ++America Online, Inc.                                      62,165,900    1.5
                                     247,300  ++CMGI Inc.                                                 28,006,725    0.7
                                     410,900  ++DoubleClick Inc.                                          38,470,513    0.9
                                     312,000  ++eBay Inc.                                                 54,892,500    1.4
                                     453,200  ++Exodus Communications, Inc.                               63,674,600    1.6
                                     228,000  ++InfoSpace.com, Inc.                                       33,060,000    0.8
                                     534,300  ++Inktomi Corporation                                      104,155,106    2.6
                                     301,200  ++Internet Capital Group, Inc.                              27,202,125    0.7
                                     126,400  ++Network Solutions, Inc.                                   19,426,100    0.5


Merrill Lynch Global Technology Fund, Inc., March 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US Dollars)
                                    Shares                                                                          Percent of
COUNTRY      Industries              Held                        Stocks                                    Value    Net Assets
United       Internet                696,300  ++Priceline.com Incorporated                            $   55,660,481    1.4%
States       (concluded)             265,400  ++TMP Worldwide Inc.                                        20,634,850    0.5
(concluded)                          544,000  ++Yahoo! Inc.                                               93,194,000    2.3
                                                                                                      --------------  ------
                                                                                                         600,542,900   14.9

             Peripherals             703,200  ++Electronics for Imaging, Inc.                             42,104,100    1.1
                                     424,700  ++Lexmark International Group, Inc. (Class A)               44,912,025    1.1
                                     795,400  ++Network Appliance, Inc.                                   65,769,637    1.6
                                   1,249,700    Pitney Bowes Inc.                                         55,845,969    1.4
                                                                                                      --------------  ------
                                                                                                         208,631,731    5.2

             Personal Computers      770,000  ++Dell Computer Corporation                                 41,531,875    1.0

             Semiconductor           985,400  ++Applied Materials, Inc.                                   92,873,950    2.3
             Capital

             Equipment               523,600  ++KLA-Tencor Corporation                                    44,080,575    1.1
                                     833,400  ++Novellus Systems, Inc.                                    46,774,575    1.2
                                     682,000  ++Teradyne, Inc.                                            56,094,500    1.4
                                                                                                      --------------  ------
                                                                                                         239,823,600    6.0

             Semiconductors          817,000  ++Altera Corporation                                        72,764,062    1.8
                                     222,000  ++Broadcom Corporation (Class A)                            53,918,250    1.3
                                     496,800  ++Conexant Systems, Inc.                                    35,738,550    0.9
                                     392,400    Intel Corporation                                         51,723,225    1.3
                                     754,800  ++Intersil Holding Corporation                              39,013,725    1.0
                                   1,170,400  ++Maxim Integrated Products, Inc.                           83,171,550    2.1
                                     660,000  ++PMC--Sierra, Inc.                                        134,392,500    3.3
                                     430,800    Texas Instruments Incorporated                            68,928,000    1.7
                                     901,200  ++Vitesse Semiconductor Corporation                         86,684,175    2.2
                                   1,002,000  ++Xilinx, Inc.                                              82,915,500    2.1
                                                                                                      --------------  ------
                                                                                                         709,249,537   17.7

             Software                255,500  ++Amdocs Limited                                            18,827,156    0.5
                                     720,000  ++Citrix Systems, Inc.                                      47,655,000    1.2
                                      94,000  ++Commerce One, Inc.                                        14,029,500    0.3
                                     418,200    Computer Associates International, Inc.                   24,752,213    0.6
                                     323,000  ++Electronic Arts Inc.                                      22,973,375    0.6
                                     228,700  ++MicroStrategy Incorporated (Class A)                      19,896,900    0.5
                                     725,200  ++Microsoft Corporation                                     77,324,450    1.9
                                     622,200  ++Oracle Corporation                                        48,531,600    1.2
                                     300,000  ++Portal Software, Inc.                                     17,081,250    0.4
                                     725,000  ++Siebel Systems, Inc.                                      86,546,875    2.2
                                     570,600  ++TIBCO Software Inc.                                       46,503,900    1.2
                                     942,600  ++VERITAS Software Corporation                             123,480,600    3.1
                                     100,000  ++Vignette Corporation                                      16,025,000    0.4
                                                                                                      --------------  ------
                                                                                                         563,627,819   14.1

             Technology              340,000  ++Scient Corporation                                        30,833,750    0.8
             Services              1,096,600  ++Unisys Corporation                                        27,963,300    0.7
                                                                                                      --------------  ------
                                                                                                          58,797,050    1.5

             Telecommunications      607,500  ++Metromedia Fiber Network, Inc. (Class A)                  58,813,594    1.5
                                     180,000  ++Phone.com, Inc.                                           29,351,250    0.7
                                     340,000  ++QUALCOMM Incorporated                                     50,723,750    1.3
                                     379,800  ++VoiceStream Wireless Corporation                          49,136,625    1.2
                                                                                                      --------------  ------
                                                                                                         188,025,219    4.7

             Telecommunications      859,200  ++JDS Uniphase Corporation                                 103,533,600    2.6
             Equipment               307,457    Motorola, Inc.                                            43,774,190    1.1
                                     130,000  ++Redback Networks Inc.                                     38,577,500    0.9
                                     307,700  ++Sycamore Networks, Inc.                                   39,616,375    1.0
                                   1,150,800  ++Tellabs, Inc.                                             72,428,475    1.8
                                                                                                      --------------  ------
                                                                                                         297,930,140    7.4

                                                Total Investments in the United States                 3,377,543,296   84.2

                                                Total Investments in Stocks (Cost--
                                                $1,881,313,924)                                        3,773,259,809   94.1


SHORT-TERM                         Face
SECURITIES                        Amount                           Issue

             Commercial         $103,094,000    General Electric Capital Corp., 6.25%
             Paper**                            due 4/03/2000                                            103,058,203    2.6
                                  37,000,000    Goldman Sachs Group, Inc., 6.06% due
                                                4/17/2000                                                 36,900,347    0.9
                                  30,000,000    Hertz Corporation, 5.95% due 4/06/2000                    29,975,208    0.8
                                  42,000,000    Transamerica Finance Corporation, 6% due
                                                4/11/2000                                                 41,930,000    1.0


             Total Investments in Short-Term Securities
             (Cost--$211,863,758)                                                                        211,863,758    5.3


             Total Investments (Cost--$2,093,177,682)                                                  3,985,123,567   99.4

             Other Assets Less Liabilities                                                                23,863,872    0.6
                                                                                                      --------------  ------
             Net Assets                                                                               $4,008,987,439  100.0%
                                                                                                      ==============  ======


 *American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of March 31, 2000
Assets:             Investments, at value (identified cost--$2,093,177,682)                               $3,985,123,567
                    Cash                                                                                          13,792
                    Receivables:
                      Securities sold                                                  $   38,274,588
                      Capital shares sold                                                  16,237,832
                      Dividends                                                               309,831         54,822,251
                                                                                       --------------
                    Deferred organization expenses                                                                47,827
                    Prepaid registration fees and other assets                                                   123,618
                                                                                                          --------------
                    Total assets                                                                           4,040,131,055
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                              15,259,783
                      Securities purchased                                                  9,975,369
                      Investment adviser                                                    3,088,832
                      Distributor                                                           2,465,012         30,788,996
                                                                                       --------------
                    Accrued expenses                                                                             354,620
                                                                                                          --------------
                    Total liabilities                                                                         31,143,616
                                                                                                          --------------

Net Assets:         Net assets                                                                            $4,008,987,439
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    2,863,905
                    Class B Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          7,632,184
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,525,612
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,595,810
                    Paid-in capital in excess of par                                                       1,996,374,884
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               107,049,159
                    Unrealized appreciation on investments--net                                            1,891,945,885
                                                                                                          --------------
                    Net assets                                                                            $4,008,987,439
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $853,809,909 and 28,639,051
Value:                       shares outstanding                                                           $        29.81
                                                                                                          ==============
                    Class B--Based on net assets of $2,234,835,930 and 76,321,835
                             shares outstanding                                                           $        29.28
                                                                                                          ==============
                    Class C--Based on net assets of $446,669,769 and 15,256,118
                             shares outstanding                                                           $        29.28
                                                                                                          ==============
                    Class D--Based on net assets of $473,671,831 and 15,958,101
                             shares outstanding                                                           $        29.68
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended March 31, 2000
Investment          Interest and discount earned                                                          $    6,055,633
Income:             Dividends (net of $85,185 foreign withholding tax)                                         1,349,368
                    Other                                                                                         77,045
                                                                                                          --------------
                    Total income                                                                               7,482,046
                                                                                                          --------------

Expenses:           Investment advisory fees                                           $   18,767,114
                    Account maintenance and distribution fees--Class B                     11,393,953
                    Account maintenance and distribution fees--Class C                      2,291,934
                    Transfer agent fees--Class B                                            1,150,679
                    Account maintenance fees--Class D                                         573,374
                    Reorganization expenses                                                   364,536
                    Transfer agent fees--Class A                                              272,697
                    Transfer agent fees--Class C                                              245,155
                    Registration fees                                                         200,523
                    Transfer agent fees--Class D                                              193,983
                    Printing and shareholder reports                                          151,383
                    Accounting services                                                       149,892
                    Custodian fees                                                            140,505
                    Professional fees                                                         113,137
                    Directors' fees and expenses                                               44,734
                    Amortization of organization expenses                                      14,834
                    Pricing fees                                                                6,095
                    Other                                                                      25,987
                                                                                       --------------
                    Total expenses                                                                            36,100,515
                                                                                                          --------------
                    Investment loss--net                                                                     (28,618,469)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized            Investments--net                                                    228,978,659
Gain on               Foreign currency transactions--net                                           28        228,978,687
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation on investments--net                                  1,487,066,703
Transactions                                                                                              --------------
--Net:              Net Increase in Net Assets Resulting from Operations                                  $1,687,426,921
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the         For the Period
                                                                                        Year Ended      June 26, 1998++
                                                                                        March 31,         to March 31,
                    Increase in Net Assets:                                                2000               1999
Operations:         Investment loss--net                                               $  (28,618,469)    $   (7,447,308)
                    Realized gain on investments and foreign currency
                    transactions--net                                                     228,978,687          6,603,828
                    Change in unrealized appreciation on investments--net               1,487,066,703        192,477,693
                                                                                       --------------     --------------
                    Net increase in net assets resulting from operations                1,687,426,921        191,634,213
                                                                                       --------------     --------------

Capital Share       Net increase in net assets from capital share
Transactions:       transactions                                                        1,472,496,394        657,329,911
                                                                                       --------------     --------------

Net Assets:         Total increase in net assets                                        3,159,923,315        848,964,124
                    Beginning of period                                                   849,064,124            100,000
                                                                                       --------------     --------------
                    End of period                                                      $4,008,987,439     $  849,064,124
                                                                                       ==============     ==============


                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                Class A                   Class B
                                                                                      For the                    For the
                                                                                       Period                     Period
The following per share data and ratios have been derived               For the       June 26,      For the      June 26,
from information provided in the financial statements.                 Year Ended    1998++ to     Year Ended   1998++ to
                                                                       March 31,     March 31,     March 31,    March 31,
Increase (Decrease) in Net Asset Value:                                 2000++++        1999        2000++++       1999
Per Share           Net asset value, beginning of period                $    13.59   $    10.00   $    13.48   $    10.00
Operating                                                               ----------   ----------   ----------   ----------
Performance:        Investment loss--net                                      (.16)        (.05)        (.35)        (.13)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                   16.38         3.64        16.15         3.61
                                                                        ----------   ----------   ----------   ----------
                    Total from investment operations                         16.22         3.59        15.80         3.48
                                                                        ----------   ----------   ----------   ----------
                    Net asset value, end of period                      $    29.81   $    13.59   $    29.28   $    13.48
                                                                        ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share                     119.35%       35.90%+++   117.21%       34.80%+++
Return:**                                                               ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                                  1.11%       1.25%*       2.13%        2.27%*
Net Assets:                                                             ==========   ==========   ==========   ==========
                    Investment loss--net                                     (.70%)      (.74%)*      (1.75%)      (1.76%)*
                                                                        ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)            $  853,810   $   41,382   $2,234,836   $  565,111
Data:                                                                   ==========   ==========   ==========   ==========
                    Portfolio turnover                                      60.03%       49.72%       60.03%       49.72%
                                                                        ==========   ==========   ==========   ==========


                                                                                Class C                  Class D
                                                                                       For the                   For the
                                                                                        Period                    Period
The following per share data and ratios have been derived                For the       June 26,     For the      June 26,
from information provided in the financial statements.                  Year Ended    1998++ to    Year Ended   1998++ to
                                                                        March 31,     March 31,    March 31,    March 31,
Increase (Decrease) in Net Asset Value:                                  2000++++        1999       2000++++       1999
Per Share           Net asset value, beginning of period                $    13.48   $    10.00   $    13.56   $    10.00
Operating                                                               ----------   ----------   ----------   ----------
Performance:        Investment loss--net                                      (.35)        (.13)        (.20)        (.07)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                   16.15         3.61        16.32         3.63
                                                                        ----------   ----------   ----------   ----------
                    Total from investment operations                         15.80         3.48        16.12         3.56
                                                                        ----------   ----------   ----------   ----------
                    Net asset value, end of period                      $    29.28   $    13.48   $    29.68   $    13.56
                                                                        ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share                     117.21%       34.80%+++   118.88%       35.60%+++
Return:**                                                               ==========   ==========   ==========   ==========

Ratios to           Expenses                                                 2.14%        2.28%*       1.37%        1.50%*
Average                                                                 ==========   ==========   ==========   ==========
Net Assets:         Investment loss--net                                    (1.76%)      (1.76%)*      (.98%)      (1.00%)*
                                                                        ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)            $  446,669   $  127,461   $  473,672   $  115,110
Data:                                                                   ==========   ==========   ==========   ==========
                    Portfolio turnover                                      60.03%       49.72%       60.03%       49.72%
                                                                        ==========   ==========   ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Technology Fund, Inc., March 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent financial and tax reporting. Accordingly, current year's permanent book/tax differences of $28,253,941 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $364,528 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion and
 .95% of the average net assets of the Fund in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account
                          Maintenance     Distribution
                              Fee             Fee

Class B                       .25%           .75%
Class C                       .25%           .75%
Class D                       .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



Merrill Lynch Global Technology Fund, Inc., March 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


                                       MLFD         MLPF&S

Class A                               $ 3,504     $   31,919
Class D                               $99,085     $1,354,092

For the year ended March 31, 2000, MLPF&S received contingent deferred sales charges of $2,038,402 and $105,446 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $23,082 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $106,449 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2000 were $1,765,065,704 and $1,101,679,468, respectively.

Net realized gains (losses) for the year ended March 31, 2000 and net unrealized gains as of March 31, 2000 were as follows:


                                         Realized              Unrealized
                                      Gains (Losses)             Gains

Long-term investments                 $  228,979,265         $1,891,945,885
Short-term investments                          (606)                    --
Foreign currency transactions                     28                     --
                                      --------------         --------------
Total                                 $  228,978,687         $1,891,945,885
                                      ==============         ==============



As of March 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,891,917,618, of which $1,989,356,518 related to appreciated securities and $97,438,900 related to depreciated securities. The aggregate cost of investments at March 31, 2000 for Federal income tax purposes was $2,093,205,949.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,472,496,394 and $657,329,911 for the year ended March 31,
2000 and the period June 26, 1998 to March 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended March 31, 2000                       Shares            Amount

Shares sold                               15,778,965     $  356,655,626
Shares issued resulting from
reorganization                            15,458,403        265,325,151
                                       -------------     --------------
Total issued                              31,237,368        621,980,777
Shares redeemed                           (5,644,318)      (119,410,571)
                                       -------------     --------------
Net increase                              25,593,050     $  502,570,206
                                       =============     ==============


Class A Shares for the Period                                Dollar
June 26, 1998++ to March 31, 1999          Shares            Amount

Shares sold                                4,203,702     $   45,983,223
Shares redeemed                           (1,160,201)       (12,333,818)
                                       -------------     --------------
Net increase                               3,043,501     $   33,649,405
                                       =============     ==============

++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Class B Shares for the Year                                  Dollar
Ended March 31, 2000                       Shares            Amount

Shares sold                               31,594,024     $  677,564,514
Shares issued resulting from
reorganization                            14,980,153        253,904,256
                                       -------------     --------------
Total issued                              46,574,177        931,468,770
Shares redeemed                          (11,267,504)      (227,509,960)
Automatic conversion of
shares                                      (906,601)       (20,582,538)
                                       -------------     --------------
Net increase                              34,400,072     $  683,376,272
                                       =============     ==============


Class B Shares for the Period                                Dollar
June 26, 1998++ to March 31, 1999          Shares            Amount

Shares sold                               47,293,584     $  496,077,139
Shares redeemed                           (5,297,659)       (58,872,700)
Automatic conversion of
shares                                       (76,662)          (877,438)
                                       -------------     --------------
Net increase                              41,919,263     $  436,327,001
                                       =============     ==============


++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class C Shares for the Year                                  Dollar
Ended March 31, 2000                       Shares            Amount

Shares sold                                7,405,146     $  161,331,051
Shares issued resulting from
reorganization                             1,014,152         17,187,596
                                       -------------     --------------
Total issued                               8,419,298        178,518,647
Shares redeemed                           (2,619,220)       (52,392,456)
                                       -------------     --------------
Net increase                               5,800,078     $  126,126,191
                                       =============     ==============


Class C Shares for the Period                                Dollar
June 26, 1998++ to March 31, 1999          Shares            Amount

Shares sold                               11,344,612     $  118,580,717
Shares redeemed                           (1,891,072)       (20,384,308)
                                       -------------     --------------
Net increase                               9,453,540     $   98,196,409
                                       =============     ==============


++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.



Class D Shares for the Year                                  Dollar
Ended March 31, 2000                       Shares            Amount

Shares sold                                7,043,063     $  157,761,514
Automatic conversion of
shares                                       896,480         20,582,538
Shares issued resulting from
reorganization                             2,596,925         44,435,997
                                       -------------     --------------
Total issued                              10,536,468        222,780,049
Shares redeemed                           (3,067,065)       (62,356,324)
                                       -------------     --------------
Net increase                               7,469,403     $  160,423,725
                                       =============     ==============


Class D Shares for the Period                                Dollar
June 26, 1998++ to March 31, 1999          Shares            Amount

Shares sold                                9,420,462     $   99,236,824
Automatic conversion of
shares                                        76,412            877,438
                                       -------------     --------------
Total issued                               9,496,874        100,114,262
Shares redeemed                           (1,010,676)       (10,957,166)
                                       -------------     --------------
Net increase                               8,486,198     $   89,157,096
                                       =============     ==============


++Prior to June 26, 1998 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $2,832,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


6. Acquisition of Merrill Lynch Technology Fund, Inc.:
On September 20, 1999, the Fund acquired all of the net assets of Merrill Lynch Technology Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 85,190,962 shares of common stock of Merrill Lynch Technology Fund, Inc. for 34,049,633 shares of common stock of the Fund. Merrill Lynch Technology Fund, Inc.'s net assets on that date of $580,853,000, including $212,401,489 of unrealized appreciation and $97,504,944 of accumulated net realized loss on investments, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,751,992,053.



Merrill Lynch Global Technology Fund, Inc., March 31, 2000


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Merrill Lynch Global Technology Fund, Inc., as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets, and the financial highlights for the year then ended and for the period June 26, 1998 (commencement of operations) to March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 12, 2000
</AUDIT-REPORT>